UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

CLEAR-LITE HOLDINGS, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	000-52877	20-8257363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

102 NE 2nd Street, PMB 400 Boca Raton, Florida 33432-3908
(Address of Principal Executive Offices)

(561) 544-6966
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 3, 2010, upon management’s recommendation to the Board of Directors of Clear-Lite Holdings, Inc. (the “Company”), the Company’s Board of Directors determined that the Company’s financial statements for the year ended July 31, 2009 should no longer be relied upon as a result of accounting for conversion features and warrants embedded within its  convertible notes. The Company determined that the embedded conversion feature and the warrant issuances (ratchet down of exercise price based upon the lower exercise price in future offerings) are not indexed to the Company’s own stock and, therefore, is an embedded derivative financial liability (the “Embedded Derivative”), which requires bifurcation and to be separately accounted for pursuant to Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (ASC 815-40-25).  At issuance, the Company recorded the embedded conversion features and warrants at fair value as a derivative liability.  At each balance sheet date, the Company should have marked the derivative to market value.

Following is a summary of accounts affected by the restatement:

	As Restated	Adjustment	As Previously Reported
Loans payable – other – net of debt discount	$16,712	$(83,288)	$100,000
Derivative liability	$10,440,356	$10,440,356	$-
Accumulated deficit	$(13,475,328)	$(9,757,068)	$(3,718,260)
Total stockholders’ deficit	$(10,613,082)	$(10,357,068)	$(256,014)
Derivative expense	$9,740,356	$9,740,356	$-
Interest expense	$329,227	$16,712	$312,515
Net Loss	$(11,634,996)	$(9,757,068)	$(1,877,928)
Net loss per share- Basic and Diluted	$(0.23)	$(0.20)	$(0.03)

The Company’s Chief Financial Officer has discussed all of the items above with the Company’s independent accountants for the aforementioned financial period. The Company intends to file its restated financial statements for the year ended July 31, 2009 in conjunction with the filing of the Company’s Annual Report on Form 10-K/A at and for the year ended July 31, 2009 as soon as possible, but no later than February 10, 2010.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  restated financial statements, future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

CLEAR-LITE HOLDINGS, INC.

Date: February 5, 2010	By:	/s/ Thomas J. Irvine
Thomas J. Irvine
Chief Executive Officer